Exhibit 99.3

SECOND QUARTER 2020 Fixed Income Supplemental Waterstone Plaza Miami, FL Diablo Plaza San Francisco, CA Pinecrest Place Miami, FL Gateway 101 San Jose, CA Glen Oak Plaza Chicago, IL Tanasbourne Market Portland, OR Danbury Green Danbury, CT Regency Centers

Second Quarter 2020 Highlights For the three months ended June 30, 2020, Net Income Attributable to Common Stockholders (“Net Income”) of $0.11 per diluted share. For the three months ended June 30, 2020, NAREIT Funds From Operations (“NAREIT FFO”) of $0.61 per diluted share. Same property Net Operating Income (“NOI”), excluding termination fees, declined by 20.1%, as compared to the three months ended June 30, 2019, driven by a higher rate of uncollectible lease income related to the COVID-19 pandemic. As of June 30, 2020, the same property portfolio was 94.5% leased. Completed a public offering of $600 million 3.70% unsecured notes due 2030. At June 30, 2020, net debt-to-operating EBITDAre ratio on a pro-rata basis was 5.6x. Published annual Corporate Responsibility Report, highlighting the Company’s key achievements and continued commitment to Our People, Our Communities, Ethics and Governance, and Environmental Stewardship. Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.595 per share. Regency noticed the intent to redeem the entirety of the Company’s $300 million senior unsecured notes maturing in 2022. 2

COVID-19 Business Update The Company’s 415 properties have remained open and operating during the entirety of the COVID-19 pandemic. As of the end of July, approximately 95% of Regency’s tenants were open based on pro-rata Annual Base Rent (“ABR”). 72% of second quarter pro-rata base rent was collected through July 31, 2020 (77% when including executed rent deferral agreements). 75% of July pro-rata base rent was collected through July 31, 2020 (79% when including executed rent deferral agreements). A presentation providing additional information regarding COVID-19 business updates and impacts is posted on the Company’s website at investors.regencycenters.com. 3

i. For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission. ii. Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing. Unsecured Public Debt Covenants Required 6/30/20 3/31/20 12/31/19 9/30/19 Fair Market Value Calculation Method Covenants(i)(ii) Total Consolidated Debt to Total Consolidated Assets ≤ 65% 31% 31% 29% 29% Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 4% 4% 4% 4% Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 4.3 5.1 5.4 5.3 Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 328% 327% 356% 358% Credit Ratings Agency Credit Rating Outlook Date S&P BBB+ Stable 4/6/20 Moody's Baa1 Stable 4/20/20 Credit Ratings and Select Ratios 4

Capital Structure & Liquidity Profile Debt Composition Pro-Rata $12.7 Billion Total Capitalization Secured vs. Unsecured 6/30/20 Unsecured Credit Facility - Committed 1,250 Balance Outstanding - Undrawn Portion of Credit Facility 1,250 Cash, Cash Equivalents & Marketable Securities 587 Total Liquidity 1,837 28% 8% 62% 73% 19% 79% 21% 2% 2% Liquidity Profile ($ millions) 6% UNSECURED BONDS SECURED FIXED RATE TERM LOAN SECURED VARIABLE RATE EQUITY UNSECURED DEBT – BONDS SECURED DEBT UNSECURED DEBT – BANK 5

Maturity Schedule A Well-Laddered Maturity Schedule (Schedule below is pro forma for the noticed $300 million bond redemption) Wtd Avg Interest Rate: 3.5% Wtd Avg Yrs to Maturity: 9+ Yrs Total Pro Rata Debt: $4.6B ‑$40 $180 $376 $136 $373 $334 $320 $594 $337 $449 $672 $32 $425 $300 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2046 2047 2049 IN MILLIONS UNCONSOLIDATED DEBT - SECURED CONSOLIDATED DEBT - SECURED UNSECURED DEBT - BONDS UNSECURED DEBT - TERM Debt Maturity Profile as of August 3, 2020 (Cash Balance: $287M)1 6 (1) Net of planned September 2020 redemption of the $300 million senior unsecured notes due November 2022

Follow us Second Quarter 2020 Earnings Conference Call Tuesday, August 4th, 2020 Time: 11:00 AM ET Dial#: 877-407-0789 or 201-689-8562 Webcast: investors.regencycenters.com Contact Information: Kathryn McKie Director, Investor Relations and Corporate Analysis 904-598-7348 KathrynMcKie@RegencyCenters.com Forward-Looking Statements Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation: Risks Related to the COVID-19 Pandemic Pandemics or other health crises, such as the current COVID-19 crisis, may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition. Risk Factors Related to the Retail Industry Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses; Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows; Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow; Our success depends on the success and continued presence of “anchor” tenants; A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful; We may be unable to collect balances due from tenants in bankruptcy. Risk Factors Related to Real Estate Investments and Operations We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability; Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income; We face risks associated with development, redevelopment and expansion of properties; We face risks associated with the development of mixed-use commercial properties; We face risks associated with the acquisition of properties; We face risks if we expand into new markets; We may be unable to sell properties when desired because of market conditions; Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected; Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees; Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change; An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties; Loss of our key personnel may adversely affect our business and operations; We face competition from numerous sources, including other REITs and other real estate owners; Costs of environmental remediation may reduce our cash flow available for distribution to stock and unit holders; Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures; The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues. Risk Factors Related to Our Partnership and Joint Ventures We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued; The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders. Risk Factors Related to Funding Strategies and Capital Structure Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings; We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets; We depend on external sources of capital, which may not be available in the future on favorable terms or at all; Our debt financing may adversely affect our business and financial condition; Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition; Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations; Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us; The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined. Risk Factors Related to our Company and the Market Price for Our Securities Changes in economic and market conditions may adversely affect the market price of our securities; There is no assurance that we will continue to pay dividends at historical rates; Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks. Risk Factors Related to Laws and Regulations If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates; Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business; Dividends paid by REITs generally do not qualify for reduced tax rates; Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT; Legislative or other actions affecting REITs may have a negative effect on us; Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities; Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control; The issuance of the Parent Company's capital stock may delay or prevent a change in control. Non-GAAP disclosure We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non- GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO. Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings. 7